Tier

Tier Technologies Investor Presentation

September 2008

Forward-Looking Statements

Certain statements contained in this presentation, including statements regarding the future development of and demand for our services and our markets, anticipated trends in various expenses, expected legal proceedings, expectations for the divestitures of certain assets, and other statements that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements relate to future events or our future financial and/or operating performance and can generally be identified as such because the context of the statement will include words such as "may," "will," "intends," "plans," "believes," "anticipates," "expects," "estimates," "shows," "predicts," "potential," "continue" or "opportunity," the negative of these words or words of similar import. These forward-looking statements are subject to risks and uncertainties, including the risks and uncertainties described and referred to under "Risk Factors" of our annual report on Form 10-K for the year ended September 30, 2007, our most recent quarterly report on Form 10-Q for the quarter ended June 30, 2008 as well as other filings with the SEC that could cause our actual events or results to differ materially from those anticipated as of the date of this presentation. Press releases and SEC filings can be found on the Investors section of our website at www.Tier.com.

©2008, Tier Technologies, Inc.

Tier Technologies – Background

- Founded in 1991 as an IT services provider
- Strategic evaluation and realignment in 2007
  - Focus on core electronic payment processing segment which was assembled with two key acquisitions in 2002 and 2004
  - Divest other segments
- A leading provider of biller direct electronic payment solutions
  - Entered category in 1994 with Santa Clara County, CA
  - Partner with the IRS, 26 states, D.C., 350+ colleges and universities and 3000+ local governments nationwide
  - Process 5000+ payment forms
  - Only service provider to continuously process IRS federal payments since program inception in 1999

Market Leader

- US Internal Revenue Service
- 26 states and the District of Columbia
- 3,000+ municipalities in all 50 states
- 450+ utility clients
- 450+ court clients
- 350+ colleges and universities



Counties
Municipalities
States
Higher Education

Tier

Our Business is Focused on Fee-based Bill Payment



Payment Processing
Network Processors (e.g., Visa, MasterCard, Star)
Merchant Processors (e.g., Chase Paymentech, Bank of America Merchant Services, First Data)
Issuer Processors (e.g., First Data, TSYS)
Bill Payment
Point of Sale
Aggregator (e.g., CheckFree)
Biller Direct (e.g., utilities, credit cards, insurance, taxes)
Bank Bill Payment (e.g., Wells Fargo, Bank of America)
Free
Fee-Based
Absorbed
Non-Absorbed
Monthly Fee (per customer account)
Convenience Fee (per payment)

Source: Edgar Dunn and Company

Biller Direct Platform



Online Merchant
ABC Bank
Biller Direct Merchant
Billing Statement
Tier
• Payment Front End
•IVR, Web, CSR, Email, Mobile
• Payment Back End
•Gateway
• User Interface
• Marketing
• Customer Service
Processors
FDC, TSYS, GPN
• Network Telecom
• Device Driving
• Merchant Transaction Processing
• Merchant Statement and Settlement
Brand Networks
DISCOVER
VISA
Issuing Bank

Current Biller Direct Categories

- Federal and State Income Tax
  - Personal: Balance due, Quarterly estimated, extensions, Installments, etc.
  - Business: Unemployment, Withholding, Sales and Use, corporate, etc.
- Property and Real Estate Taxes
  - Real Property (homes – secured by a lien)
  - Personal Property (boats, cars, business equipment, vehicle registration)
- Utilities
  - Public, Private
- Higher Education
  - Tuition, room and board, fees, etc.
  - K-12 Schools
- Court Fees and Fines
  - Moving Violations, parking, etc.

Pricing Model – Convenience Fee

- Absorbed vs. Non-absorbed Fee
  The client, such as a utility company, absorbs our fee or passes it onto the consumer
- Flat Fee vs. Percentage Fee
  Flat fee is fixed, the convenience fee is a percentage of the payment amount
- More than 90% of the convenience fees we collect are paid directly by consumers for use of our payment processing service. Our clients pay the remainder of the convenience fees we receive on behalf of their constituents in order to encourage use of our payment service as a way to lower their constituents' payment processing costs.

Benefits To The Biller and Payer



Security

- Highest level of data encryption
- Audited by the IRS and SAIC, state governments and major credit card companies
- PCI Level I certified
- Full Disaster Recovery



Convenience

- Internet, IVR, Kiosk, Over the Counter
- Schedule email reminders and automatic payments
- Access 24/7



Simple Integration

- Secure and scalable
- Flexible fee structure, payment options
- Customer support and marketing consultation

Benefits To The Biller and Payer



Rewards
- Reward points, miles or money back
- Cash Management
- Fast, easy, secure


Pay Now

Reliability
- Faster money and real time reporting
- Customized business rules
- Increased operating efficiencies
- High volume, excess capacity platform

Tier Technologies Growth Strategy

- Leverage lead position in biller direct category
  - Grow client base
  - Expand payment services
  - Enter new biller direct vertical markets
  - Leverage our consumer brand equity, Official Payments, to grow utilization

Market Opportunity – Biller Direct Category

- Biller direct is the fastest growing payment opportunity for US consumers and small business owners.


% Share of US Consumer Bill Payments
7%
7%
59%
27%
9%
8%
55%
28%
11%
10%
50%
29%
13%
11%
46%
30%
15%
13%
41%
31%
17%
14%
37%
31%
Biller Direct
Consolidator
Checks
Other
2005
2006
2007
2008
2009
2010

Source: Aite Group, 2008

Migration From Paper to Electronics


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
34.8%
36.7%
40.1%
42.3%
45.9%
49.7%
52.3%
45.7%
43.5%
40.5%
36.7%
33.5%
29.6%
27.6%
19.5%
19.8%
19.4%
21.0%
20.6%
20.7%
20.1%
2001
2002
2003
2004
2005
2006
2007
Electronic
Paper
Cash

Source: Celent Communications 2008

Drivers of Electronic Bill Payment Migration

- Changing consumer behavior
- Card Issuers are promoting bill payment to drive usage
- Payment Brand Networks are running bill payment campaigns and providing interchange incentives
- Biller desires to reduce costs – paper turnoff

Market Opportunity – Existing Verticals

- Government
  - 87,900 government units in the U.S.[1]
  - $2.5 trillion federal tax market [2]
  - $1.8 trillion state & local tax market [3]

- Higher education
  - 6,400 degree granting institutions [4]
  - $230 billion tuition and fees [5]

- Utilities
  - 6,700 U.S. utilities [6]
  - $396 billion in total receipts [6]

Sources:
1) 2002 Census of Governments, U.S. Census Bureau
2) IRS Data Book: 2006, 2003, Internal Revenue Service
3) National Economic Accounts, U.S. Department of Commerce, Bureau of Economic Analysis
4) Institute of Education Sciences, U.S. Department of Education
5) Digest of Education Statistics, National Center for Educational Statistics, U.S. Department of Education
6) Statistics of U.S. Businesses, U.S. Census Bureau

Market Opportunity – New Verticals

- Rent
  - 208 Million payments per year [8]
  - Average payment $1,082 [9]
  - $225 Billion payment opportunity

- K-12
  - 55 Million K-12 students across the country [10]
  - Average 32 payments/child [11]
  - 1.7 Billion payment transaction opportunity

8) Analysis of National Multi Housing Council Data, Feb. 2008
9) PadZing, Realty Data Trust, June 1, 2007
10) National Center for Education Statistics, Projections of Education Statistics to 2017
11) Ecommerce Clicks with Public Schools, February 2008, School Business Affairs

Market Opportunity – Grow Utilization


On April 15th
Make Paying Taxes Pay
OFFICIAL PAYMENTS
VISA


The Last Thing You
Want To Tell The IRS Is
"The Check Is In The Mail"
OFFICIAL PAYMENTS
VISA


PERSONAL JOURNAL
Canceled Flight?
Your Inn Trouble
On Tax Day,
Don't Wait In Line
At The Post Office.
Go Online At Home.


On Tax Day,
Don't Wait In Line
At The Post Office.
Go Online At Home.
OFFICIAL PAYMENTS
VISA

Tier

Financial Update

Tier Technologies – Dollars Processed (by FY)



$ 6,000
$ 5,500
$ 5,000
$ 4,500
$ 4,000
$ 3,500
$ 3,000
$ 2,500
$ 2,000
$ 1,500
$ 1,000
$ 500
0
Millions
1,436
2,332
3,590
4,711
5,787 (est)
2004
2005
2006
2007
2008

Tier Internal Data

EPP Revenue and Transaction Trends (by FY)

- Revenue has grown at a 21% CAGR since 2003



$ 140,000
$ 130,000
$ 120,000
$ 100,000
$ 80,000
$ 60,000
$ 40,000
$ 20,000
0
Revenue (thousands)
Revenue
Transactions
2,341
4,203
5,894
8,059
10,016
13,612
40,669
56,452
78,578
99,433
117,053
Projected
2004
2005
2006
2007
2008
2009
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Transactions (thousands)

Tier Internal Data. Tier is unable to project revenues for FY 2009

Tier

Revenue Update

- Since March 2008, we have seen a reduction in the rate of growth in our revenue from processing real property taxes and income taxes.
- Since the last earnings call, the economy has continued to deteriorate.
- We are no longer comfortable projecting forward revenue from Real Estate Tax or Income Tax for the final balance due on taxes for FY 09, and therefore will not estimate guidance in this area.
- We continue to expect transaction growth of 25+% over the number of transactions we processed in FY 2008.
- Depending on the severity of this economic downturn, Tier could experience negative EBITDA in FY 2009.
- In light of these economic conditions, Tier is continuing to implement cost reductions.

EPP Nine months ended June 30, 2008 & 2007

(in thousands)	2008	2007
EPP Proforma Nine months ended June 30, 2008 & 2007:		
Revenues	$95,936	$81,109
Costs and expenses:		
Direct costs	75,063	62,376
General and administrative	7,451	4,816
Selling and marketing	6,025	5,412
Depreciation and amortization	2,606	2,402
Total costs and expenses	91,145	75,006
Income from EPP operations before other income and income taxes	4,791	6,103
Other income:		
Interest income (expense)	-2	—
Total other income (expense)	-2	—
Income from EPP operations before taxes	4,789	6,103
Income tax provision	—	60
Income from EPP operations	4,789	6,043
Normalization Adjustments	670	(1,298)
Proforma Income from EPP Operations	$5,459	$4,745

Note: Adjusted 2007 income reflects expenses previously reported in Wind-Down, Corporate and Discontinued operations. Adjusted 2008 income reflects one-time strategic expenses.

Tier

Tier Technologies Summary

- Streamlined Biller Direct operating model
- Consistent transaction and payment growth
- Clear strategic path
- Profitable bottom line growth
- Valuation Characteristics
  - Estimated $90 million cash and equivalents September 30, 2008
  - No debt
  - 21% 4-year revenue growth CAGR
  - No capital constraints to growth